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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 18, 2006
                                                        ------------

                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

             OHIO                       0-05544                31-0783294
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

                 9450 Seward Road, Fairfield, Ohio  45014
           (Address of principal executive offices)   (Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Explanatory Note
----------------

This Form 8-K/A amends the Registrant's Form 8-K originally filed on May 22, 2006 to revise ITEM 1.01 to include as exhibit 10 The Ohio Casualty Insurance Company Deferred Compensation Program II, which was not available at the time of filing of the original Form 8-K.

ITEM 1.01. Entry into a Material Definitive Agreement
--------

Effective May 18, 2006, The Ohio Casualty Insurance Company (the "Company") established The Ohio Casualty Insurance Company Deferred Compensation Program II (the "Plan") to enable deferrals that may arise under Section 3.03[2] of the Employment Agreement (the "Employment Agreement") by and between the Ohio Casualty Corporation and Dan R. Carmichael effective December 1, 2005.

Pursuant to the terms of the Employment Agreement the Company will contribute to the Plan those amounts deferred which are compensation payable to Mr. Carmichael and which are reasonably anticipated to exceed the limitation or deductible compensation under Code Section 162(m) for a particular Plan year, if any. Amounts contributed to the Plan will be credited with an interest rate equal to one year LIBOR for the first day of each Plan year. The Plan is attached hereto as Exhibit 10 and hereby incorporated by reference.

Also, on May 18, 2006, the non-employee directors of Ohio Casualty Corporation were awarded non-qualified stock options for 3,000 shares each subject to a six month vesting period and five year term. Each non-employee director was also granted 1,000 restricted shares subject to a six month forfeiture period. The above awards were made pursuant to the Ohio Casualty Corporation 2005 Incentive Plan that was adopted on May 19, 2005.


ITEM 8.01. Other Events
---------

On May 18, 2006, the Corporation issued a press release announcing that the directors of the Corporation have declared a quarterly dividend of $.09 cents per share, payable June 12, 2006 to shareholders of record on June 1, 2006. The press release was posted on the Corporation's website at http://www.ocas.com and is attached hereto as Exhibit 99 and hereby incorporated by reference.


ITEM 9.01. Financial Statements and Exhibits
---------

  (c)  Exhibits


   Exhibit No.    Description
   ----------     -----------


      10          The Ohio Casualty Insurance Company Deferred Compensation
                  Program II

      99 Press release dated May 18, 2006, announcing the declaration of quarterly dividend by the Company and posted on the Corporation's website at http://www.ocas.com








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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   OHIO CASUALTY CORPORATION
                                   -------------------------
                                          (Registrant)






September 25, 2006                 /s/ Debra K. Crane
                                   --------------------------------------
                                   Debra K. Crane, Senior Vice President,
                                     General Counsel and Secretary










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                               Exhibit Index
                               -------------

                        Current Report on Form 8-K
                            Dated May 18, 2006


Exhibit No.    Description
----------     -----------


    10         The Ohio Casualty Insurance Company Deferred Compensation
               Program II

    99 Press release dated May 18, 2006, announcing the declaration of quarterly dividend by the Company and posted on the Corporation's website at http://www.ocas.com








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